UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):
March 5, 2008

LAURIER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52153	52-2286452
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

122 Ocean Park Blvd., Suite 307
Santa Monica, CA	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(310) 396-1691
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	1
Item 9.01 Financial Statements and Exhibits	2
SIGNATURES	3
Agreement and Plan of Merger

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2008, Laurier International, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arno Therapeutics, Inc., a Delaware corporation (“Arno”) and the Company’s wholly-owned subsidiary, Laurier Acquisition, Inc., a Delaware corporation (“Laurier Merger Sub”), pursuant to which Arno will complete an acquisition and recapitalization transaction (the “Merger”) with the Company. Arno is a development-stage biopharmaceutical company that develops and commercializes innovative products for the treatment of cancer. The Merger is subject to customary conditions of closing, including a financing requirement regarding Arno. However, there can be no assurance that the conditions to closing will be fulfilled or that the Merger will ultimately be consummated.

At the effective time of the Merger, each of the then issued and outstanding shares of common stock, $0.001 par value per share (Arno “Common Stock”) of Arno will be automatically converted into such number of shares of the Company’s common stock par value $0.0001 per share (the “Laurier Common Stock”) determined by dividing (x) 20,903,000 by (y) the aggregate number of shares of Arno Common Stock issued and outstanding immediately prior to the effective time, on a fully diluted basis, after giving effect to the conversion, exchange and exercise of all securities that are currently directly or indirectly convertible into or exercisable for Arno Common Stock (the “Exchange Ratio”), so that, after giving effect to such Merger, the holders of Arno Common Stock will hold approximately 95% of the issued and outstanding shares of Laurier Common Stock. All outstanding warrants, options and other rights to purchase or acquire shares of Arno Common Stock outstanding immediately prior to the Merger shall convert into the right to purchase that number of shares of Laurier Common Stock based upon and at exercise prices adjusted by the Exchange Ratio.

At the effective time of the Merger, the stockholders of the Company immediately prior to the Merger will hold 1,100,200 shares of Laurier Common Stock, which shall represent approximately 5% of the outstanding shares of Laurier Common Stock on a fully-diluted basis immediately following the effective time. At December 31, 2007, the Company was indebted to Fountainhead Capital Management Limited, a shareholder holding approximately 82.4% of the Company’s Common Stock, in the amount of $17,132.00 comprising a convertible promissory note due and payable on December 31, 2008 (the “Laurier Note”). As a condition to the closing of the Merger, the principal balance of the Laurier Note and all accrued interest thereunder shall be converted into a number of shares of Laurier such that the total number of shares of Laurier Common Stock outstanding immediately prior to the effective time of the Merger will not exceed 1,100,200.

Upon completion of the Merger, the Company will adopt and continue implementing Arno’s business plan. Further, upon completion of the Merger, the current officers and directors of the Company will resign and the current officers and directors of Arno will be appointed officers and directors of the Company. For accounting purposes, the Merger is expected to be accounted for as a reverse acquisition with Arno as the accounting acquiror (legal acquiree) and the Company as the accounting acquiree (legal acquiror).

Pursuant to the terms of the Merger Agreement, the Merger shall close on or before April 15, 2008, although Arno has the right to extend the closing for up to an additional 30 day period.

Outside of the Merger Agreement and the transactions contemplated thereby, there is no material relationship between the Company and Arno.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement has been filed in order to provide information regarding the terms and conditions thereof in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”). Pursuant to the Merger Agreement, each of Arno, the Company and Laurier Merger Sub made certain representations, warranties and covenants. The representations, warranties and covenants were made by the parties to and solely for the benefit of each other in the context of all of the terms and conditions of the Merger Agreement and in the context of the specific relationship between such parties. Accordingly, investors and stockholders should not rely on the representations, warranties and covenants. Furthermore, investors and stockholders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or continuing intentions of the parties, since they were only made as of the date of the Merger Agreement. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s reports or other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger between Laurier International, Inc., a Delaware corporation, Arno Therapeutics, Inc., a Delaware corporation and Laurier Acquisition, Inc., dated as of March 5, 2008*
*
* Disclosures Schedules have been omitted from this Exhibit and are available on the request of the Commission

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company’s filings with the SEC including the most recent reports on Forms 10-KSB, 10-QSB and 8-K, and any amendments thereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

LAURIER INTERNATIONAL, INC.
Date: March 5, 2008	By:	/s/ Thomas W. Colligan
Thomas W. Colligan
President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger between Laurier International, Inc., a Delaware corporation, Arno Therapeutics, Inc., a Delaware corporation and Laurier Acquisition, Inc., dated as of March 5, 2008*

* Disclosures Schedules have been omitted from this Exhibit and are available on the request of the Commission